Exhibit 99.2

Second Quarter 2008 Results Supplemental Information August 7, 2008

"Safe Harbor" Statement Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called "forward-looking statements" by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of those words and other comparable words. We wish to take advantage of "safe harbor" provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company's Web site at www.rcn.com.

Highlights Continued Revenue, EBITDA and Customer Growth Digital Penetration up to 75% Set-Top Box Waiver Extended Re-started Repurchase Program On track to deliver ~30% margins Revenue EBITDA +16% Y-o-Y +13% Y-o-Y ($ in millions)

Residential / SMB Update Consistent customer growth Key metrics remain strong $110 ARPC 38% Triple Play / 30% Double Play Investing in advanced sales / care / retention tools Accelerating Analog Crush Chicago / Boston already launched NY / PA / DC set to launch in 2H08 FCC granted waiver extension Targeting 100+ HD channels post- crush Customers Digital Penetration (1) Calculated based on total basic video customers (Customers in 000s)

RCN Metro Update Integration / synergies on track Strong revenue / EBITDA growth Nearly 6,500 fiber route miles and over 1,200 on-net points of presence On-net focus drives higher margins and returns Broad regional footprint, best available service levels, and route diversity create differentiated value proposition NEON - CEC combination yields geographic / customer diversity

Growth Opportunities Residential Footprint expansion (LHV / Chicago) "Cold Pocket" fill-ins Analog crush Small Business Increase share in footprint via continued mktg / sales investments Launch new products (IP PBX, Ethernet) Carrier / Enterprise Increase share within existing customer base / buildings Win new customers within current enterprise verticals Expand into new enterprise verticals with similar bandwidth needs Small Business Residential Enterprise Carrier RCN Fiber

Consolidated Results Revenue ($ in millions) EBITDA +16% Y-o-Y +13% Y-o-Y EBITDA Margin 2Q08 EBITDA Mix Non-recurring benefits (1) $4 $159 $180 $184 Non-recurring benefits (1) $42 $44 $47 Non-recurring benefits (1) 26% Q2 2007 results include non-recurring benefits of $5.1 million, including revenue of $4.4 million and $0.7 million of direct cost benefits. Y-o-Y growth rates and EBITDA margins exclude non-recurring benefits. Note: Totals may not add due to rounding.

Residential / SMB Results Revenue ($ in millions, RGUs in 000s) EBITDA +5% Y-o-Y (1) 13% Y-o-Y (1) Q2 2007 results include non-recurring benefits of $5.1 million, including revenue of $4.4 million and $0.7 million of direct cost benefits. Y-o-Y growth rates and EBITDA margins exclude non-recurring benefits. Note: Totals may not add due to rounding. $139 $36 Capex RGUs Non-recurring benefits (1) Non-recurring benefits (1) (1) $28 $21 $25

Revenue RCN Metro Results ($ in millions) EBITDA +13% Y-o-Y (1) +26% Y-o-Y (1) $38 $9 Capex Pro Forma NEON Pro Forma NEON Y-o-Y growth rates and EBITDA margins include pro forma NEON revenue and EBITDA. Note: Totals may not add due to rounding. Revenue Mix Pro Forma NEON (1) $9 $9

Strong Financial Position Free Cash Flow Cash & Short Term Investments Debt / Net Debt Leverage Ratio(1) Calculated on a trailing 12 month basis pro forma for NEON Note: Totals may not add due to rounding. ($ in millions)

2008 Outlook Revenue $730 - $740 $730 - $740 EBITDA $190 - $200 $190 - $200 CAPEX(1) $110 - $120 ~ $125 ($ in millions) Previous Current Current Capex outlook reflects increased 2008 spending to capture the significant savings opportunity resulting from the FCC's extension of RCN's set top box waiver, which enables RCN to continue using lower cost digital set top boxes until January 31, 2009